UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 17, 2003

JANUS CAPITAL GROUP INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

100 FILLMORE STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document

99.1	Press release issued by Janus Capital Management LLC (a wholly-owned subsidiary of Janus Capital Group Inc.) announcing the retirement of Helen Young Hayes.

Item 9. Regulation FD Disclosure

On April 17, 2003, Janus Capital Management LLC (a wholly-owned subsidiary of Janus Capital Group Inc.) issued a press release announcing the retirement of Helen Young Hayes.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: April 17, 2003	By:	/s/ Mark B. Whiston

Mark B. Whiston
Vice Chairman of the Board, President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release issued by Janus Capital Management LLC (a wholly-owned subsidiary of Janus Capital Group Inc.) announcing the retirement of Helen Young Hayes.

3